Exhibit 10.4
                                  ------------

                                DEMAND GRID NOTE


U.S. $    508,904.67                               Due:    On Demand



FOR VALUE RECEIVED, the undersigned, Condor Capital, Inc. (the "Borrower"), hereby acknowledges itself indebted to Shefik Hassan (the "Lender") and promises to pay ON DEMAND to or to the order of the Lender at Las Vegas, Nevada or as otherwise directed in writing by the Lender, the principal amount advanced by or at the direction of the Lender to the Borrower from time to time and remaining outstanding hereunder as recorded by the Lender in the column headed "Unpaid Principal balance" on the record (the "Grid") attached to and forming part of this Note, in lawful money of the United States of America.

The Lender shall and is hereby unconditionally and absolutely authorized and directed by the Borrower to record on the Grid: (a) the date and amount of each advance made by the Lender hereunder and the resulting increase of the unpaid principal balance, and (b) the date and amount of each repayment on account of the principal made to the Lender hereunder and the resulting decrease of the unpaid principal balance.

The balance of the principal remaining from time to time unpaid and outstanding shall bear interest from the date hereof, both before and after maturity and both before and after default, at the rate per annum equal to 12%. Interest as aforesaid shall accrue and be calculated daily and be payable monthly in arrears on the first day of each and every month until repayment in full of the principal amount hereof. Any overdue payment of interest shall bear interest at the rate aforementioned and be calculated and payable as aforesaid.

The Borrower shall have the privilege of repaying any amount of the principal amount outstanding hereunder from time to time without notice or penalty.

The Borrower hereby waives presentment for payment and notice of non-payment.

The Lender may assign all of its right, title and interest in, to and under this promissory note. All payments required to be made hereunder shall be made by the Borrower without any right of set-off or counterclaim.

Dated this 24th day of, November, 2000 at Vancouver, B.C., Canada.


CONDOR CAPITAL, INC.
PER:

/S/ P. L. Hammond
-----------------------------------
P. L. Hammond, C.A., CFO

The record set forth below is the "Grid" referred to in, and forming part of the Grid Note dated November 24, 2000 to which this page is attached.


                    Amount of Principal     Principal       Unpaid Principal
       Date              Advance            Repayments          Balance          Recorded By
  ---------------   -------------------   ---------------   ----------------   ---------------
  March 31, 2000              5,000.00                             5,000.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  April 18, 2000             12,000.00                            17,000.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  April 19, 2000            163,000.00                           180,000.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  May 10, 2000                5,500.00                           185,500.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  May 16, 2000               10,000.00                           195,500.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  May 23, 2000                7,500.00                           203,000.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  June 9, 2000               10,000.00                           213,000.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  June 12, 2000              10,000.00                           223,000.00    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  June 21, 2000              14,974.92                           237,974.92    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  July 14, 2000              27,000.00                           264,974.92    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 9, 2000              1,011.53                           265,986.45    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 15, 2000               673.49                           266,659.94    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 16, 2000             5,000.00                           271,659.94    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 17, 2000             2,500.00                           274,159.94    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 29, 2000             7,721.23                           281,881.17    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 29, 2000             8,000.00                           289,881.17    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  August 30, 2000            29,000.00                           318,881.17    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  September 8,
      2000                   25,000.00                           343,881.17    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  September 22,
      2000                   37,000.00                           380,881.17    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------

                    Amount of Principal     Principal       Unpaid Principal
       Date               Advance           Repayments          Balance          Recorded By
  ---------------   -------------------   ---------------   ----------------   ---------------
  October 10,
       2000                  18,000.00                           398,881.17    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  October 19,
       2000                   5,023.50                           403,904.67    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  October 23,
       2000                  80,000.00                           483,904.67    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  October 25,
       2000                  15,000.00                           498,904.67    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------
  October 30,
       2000                  10,000.00                           508,904.67    P. L. Hammond
  ---------------   -------------------   ---------------   ----------------   ---------------